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                                 AMENDMENT NO. 1
                                       TO
                    SECURITIES PURCHASE AND HOLDERS AGREEMENT

         This Amendment No. 1 to the Securities Purchase and Holders Agreement (this "Amendment") is made as of December 13, 1999, among Intersil Holding Corporation, a Delaware corporation (the "Company"), Sterling Holding Company, LLC, a Delaware limited liability company ("Sterling"), Manatee Investment Corporation, a Delaware corporation ("Harris"), Intersil Prism, LLC, a Delaware limited liability company ("Prism LLC"), Citicorp Mezzanine Partners, L.P., a Delaware limited partnership ("CMP"), and the Management Investors. Sterling, Harris, Prism LLC, and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

                                 R E C I T A L S

         The Company and the Investors are parties to that certain Securities Purchase and Holders Agreement dated August 13, 1999 (the "Securities Purchase and Holders Agreement"). The Company and the Investors desire to amend the Securities Purchase and Holders Agreement as set forth herein. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase and Holders Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Directors of Company Subsidiaries. Section 6.5 of the Securities Purchase and Holders Agreement is hereby amended to read in its entirety as follows:

               "6.5 Directors of Company Subsidiaries. The Company shall take, and each of the Investors agrees that he or it shall cause the Company to take, at any time and from time to time, all action necessary (including voting all shares of common stock of Intersil, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of Intersil is identical to the Board of Directors of the Company."

         2. Effectiveness. This Amendment shall be effective when executed by the Company and Sterling.

         3. Counterparts. This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement.


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         4.    No Other Amendments. Except as expressly set forth in this amendment, no other amendment or modification is made to any other provisions of the Securities Purchase and Holders Agreement, and the Securities Purchase and Holders Agreement shall remain in full force and effect, as amended hereby, and as so amended the Company and each of the Investors hereby reaffirm all of their respective rights and obligations thereunder.

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Securities Purchase and Holders Agreement as of the date first written above.



                          INTERSIL HOLDING CORPORATION

                          By: /s/ Gregory L. Williams
                              ----------------------------------------
                              Name:  Gregory L. Williams
                              Title: Chief Executive Officer

                          STERLING HOLDING COMPANY, LLC


                          By: /s/ James A. Urry
                              ----------------------------------------
                              Name:  James A. Urry
                              Title: Authorized Signatory

                          MANATEE INVESTMENT CORPORATION

                          By: /s/ Ronald R. Spoehel
                              ----------------------------------------
                              Name:  Ronald R. Spoehel
                              Title: Vice President

                         CITICORP MEZZANINE PARTNERS, L.P.


                          By: /s/ illegible
                              ----------------------------------------
                              Name:
                              Title: Authorized Signatory

                          INTERSIL PRISM, LLC


                          By: /s/ Daniel Heneghan
                              ----------------------------------------
                              Name:  Daniel Heneghan
                              Title: Authorized Signatory